                                                                   Exhibit 99.44

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [21], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

            SCENARIO                             1                  2                  3                 4                  5
--------------------   ----------------   ---------------   ----------------   ----------------   ---------------   ----------------
               SPEED            PRICING   75% Rabo Speeds   100% Rabo Speeds   135% Rabo Speeds   75% Rabo Speeds   100% Rabo Speeds

               RATES                          Forward            Forward            Forward           Forward            Forward
            TRIGGERS                            Fail              Fail               Fail               Fail              Fail
        CLEANUP CALL                        To Maturity        To Maturity        To Maturity       To Maturity        To Maturity
 DEFAULT P&I ADVANCE                        100% Advance      100% Advance       100% Advance       100% Advance      100% Advance
    DEFAULT SEVERITY                            35%                35%                35%               45%                45%
DEFAULT RECOVERY LAG             Months      12 months          12 months          12 months         12 months          12 months
     DEFAULT BALANCE                      Current Balance    Current Balance    Current Balance   Current Balance    Current Balance
       CPR = CDR+CRR   Capped at prepay
           CPR = CRR       PSAstandardC      CPR = CRR          CPR = CRR          CPR = CRR         CPR = CRR          CPR = CRR

            SCENARIO                              6                  7                   8                   9
--------------------   ----------------   ----------------   -----------------   -----------------   -----------------
               SPEED            PRICING   135% Rabo Speeds    75% Rabo Speeds     100% Rabo Speeds    135% Rabo Speeds
                                                             Static, up 400bps   Static, up 400bps   Static, up 400bps
               RATES                           Forward          after mo. 12        after mo.12         after mo.12
            TRIGGERS                            Fail                Fail                Fail                Fail
        CLEANUP CALL                         To Maturity        To Maturity         To Maturity         To Maturity
 DEFAULT P&I ADVANCE                        100% Advance       100% Advance         100% Advance        100% Advance
    DEFAULT SEVERITY                             45%                35%                 35%                 35%
DEFAULT RECOVERY LAG             Months       12 months          12 months           12 months           12 months
     DEFAULT BALANCE                       Current Balance    Current Balance     Current Balance     Current Balance
       CPR = CDR+CRR   Capped at prepay
           CPR = CRR       PSA standard       CPR = CRR          CPR = CRR           CPR = CRR           CPR = CRR

            SCENARIO                              10                  11                  12
--------------------   ----------------   -----------------   -----------------   -----------------
               SPEED            PRICING    75% Rabo Speeds     100% Rabo Speeds    135% Rabo Speeds
                                          Static, up 400bps   Static, up 400bps   Static, up 400bps
               RATES                         after mo.12         after mo.12         after mo.12
            TRIGGERS                             Fail                Fail                Fail
        CLEANUP CALL                         To Maturity         To Maturity         To Maturity
 DEFAULT P&I ADVANCE                         100% Advance        100% Advance        100% Advance
    DEFAULT SEVERITY                             45%                 45%                 45%
DEFAULT RECOVERY LAG             Months       12 months           12 months           12 months
     DEFAULT BALANCE                       Current Balance     Current Balance     Current Balance
       CPR = CDR+CRR   Capped at prepay
           CPR = CRR       PSA standard    CPR = CRR           CPR = CRR           CPR = CRR

                  INITIAL
        RATINGS     BOND      SUB-
CLASS     M/S       SIZE   ORDINATION
-----  ---------  -------  ----------
A       AAA/AAA    78.20      21.80    CDR
                                       Cumm
                                       Losses

M1      AA2/AA+     7.05      14.75    CDR      23.5   26.7   31.4   16.7   19.0   22.6   17.9   21.6   27.2   12.7   15.3   19.6
                                       WAL      7.47   5.98   4.54   8.78   6.86   5.09   8.59   6.60   4.80   9.83   7.43   5.38
                                       Cumm
                                       Losses  19.01% 17.66% 16.50% 20.06% 18.26% 16.80% 16.30% 15.47% 14.94% 16.83% 15.71% 15.09%

M2       A2/AA      5.25       9.50    CDR      15.4   16.9   19.4   11.4   12.6   14.4   10.8   12.5   15.6    8.0    9.3   11.6
                                       WAL      9.93   7.91   5.95  10.95   8.69   6.39  11.44   8.77   6.33  12.41   9.45   6.76
                                       Cumm
                                       Losses  14.83% 13.10% 11.64% 15.59% 13.60% 11.83% 11.69% 10.53%  9.82% 12.04% 10.74%  9.89%

B1       BAA1/A     2.35       7.15    CDR
                                       Cumm
                                       Losses

B2      BAA2/A-     0.95       6.20    CDR
                                       Cumm
                                       Losses

B3     BAA3/BBB+    1.00       5.20    CDR      10.2   10.5   11.3    7.8    8.0    8.5    6.1    6.6    7.8    4.7    5.1    6.0
                                       WAL     16.19  12.97   9.84  17.32  13.52   9.92  18.56  14.46  10.48  19.47  15.21  10.94
                                       Cumm
                                       Losses  11.20%  9.19%  7.52% 11.78%  9.49%  7.57%  7.56%  6.29%  5.46%  7.82%  6.46%  5.54%

B4      BA1/BBB     1.05       4.15    CDR
                                       Cumm
                                       Losses

OC                  4.15       4.15